[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)






                               [graphic omitted]






                         MFS(R) INTERNATIONAL
                         GROWTH FUND
                         SEMIANNUAL REPORT O NOVEMBER 30, 1998

TABLE OF CONTENTS
Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 20
MFS(R) Prepares for the Year 2000 ......................................... 26
Trustees and Officers ..................................................... 29


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,

In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund
-- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.9 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced liquidity, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
     David R. Mannheim

For the six months ended November 30, 1998, Class A shares of the Fund provided a total return of -12.82%, Class B shares -13.10%, Class C shares -13.05%, and Class I shares -12.63%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 0.48% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market-capitalization- weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component.

Q. Please discuss some of the factors that contributed to the Fund's performance over the past six months.

A. The primary reason for the Fund's underperformance over the past six months was the difficult situation in the emerging markets. Our exposure there, at about 15% of the Fund's assets, hurt us overall. It is important to note, however, that the MSCI EAFE Index does not take into account any emerging market stocks. In developed markets, performance was impacted by investor flight to the perceived quality of major European markets such as France and Germany and to the big-name stocks in those regions in the wake of the global market volatility during the late summer and early fall. During this flight, investors sold off in peripheral markets such as Italy, Ireland, and Portugal, where we have found some attractive investments.

Q. Could you talk about how the Fund's investments break down between developed and emerging markets?

A. Currently, our emerging market exposure has been drastically reduced to approximately 2% of assets.

Q. Did international stocks suffer equally with U.S. equities through October 8, which was when the U.S. market hit its low?

A. European equities were actually hit harder than those in the United States, and though all markets have rebounded, foreign stocks have not come back with the same strength as U.S. equities. Overall, our international earnings growth outlook in 1999 is lower than it was six months ago. We now expect average earnings growth of approximately 6% to 8%, with Europe leading the way at about 6%, Japan flat to negative, and the remainder of Asia negative. Latin America may be negative as well due to the problems in Brazil.

Q. What sectors appear most promising at the moment, and could you cite a few examples of stocks that performed well in each sector?

A. Financial services is the Fund's top sector, with an overweighting in insurance stocks as opposed to banking stocks. A good company here has been QBE Insurance, an Australian-based company that boasts strong management and has shown consistent growth. Industrial goods and services is our second-largest sector and is largely made up of European defense stocks such as British Aerospace, Saab Aerospace, and Thomson CSF, all of which have shown an ability to generate steady earnings and overcome economic cycles. In the consumer staples sector, we favor companies that can demonstrate steady earnings growth, such as Benckiser, the world's leading manufacturer of dishwashing detergent. Utilities and communications, our fourth-largest sector, is mostly made up of cellular telecommunications companies that we feel will effectively compete in a dynamic market. Our largest individual energy holding is essentially the result of the British Petroleum/Amoco merger. We originally liked British Petroleum due to its cost-cutting efforts, attractive growth prospects, and relatively inexpensive valuation. Now, the company's combination with Amoco only enhances its prospects.

Q. What's your latest thinking on prospects for emerging markets such as Russia, Brazil, and Southeast Asia? A.Russia is not an issue for this Fund. We have not invested in Russian stocks, and we feel that the impact of Russia's problems on the world economy will be minimal because it is only a small part of the global financial scene. Our exposure in Brazil hurt us in the past six months, and we're closely monitoring that situation. We feel we have selected good companies there, but we need to see if those stocks can overcome the country's macroeconomic problems long term. The Fund had minimal investments in Southeast Asian companies because the macroeconomic situation there has clearly overwhelmed even previously strong individual companies. As I said earlier, we expect negative growth there in 1999 and are likely to have limited holdings short term.

Q.  What is your current opinion on the state of the Japanese economy?

A. We're in the "show me" stage with Japan right now. Its economy is still in trouble, and now even the big global exporting companies such as Sony and Canon are being impacted by the strengthening yen, which has hurt exports and created a drag on corporate earnings growth. While the various budget packages and remedies that the Japanese government has proposed are a step in the right direction, we still see a number of traditional barriers to economic reform. Until more is done to move the country to a free-market system in which bad companies are allowed to fail, restructuring and streamlining are encouraged, and barriers to investment are removed, we believe that Japan will still have problems.

Q.  What will be the impact of European monetary union (EMU) on the Fund?

A. EMU is a positive event for investors, particularly for MFS. As currency risk is eliminated and the cost of doing business evens out among EMU member nations, there will be heightened cross-border competition within industry sectors and an intensified focus on the performance of individual companies. As a company that has always sought the best individual companies in which to invest, as opposed to investing on a top-down regional allocation basis, MFS is perfectly positioned to thrive in the new environment. As far as currency implications are concerned, I look at the euro, the common currency of the 11 member nations of the economic union, as just another currency that we need to deal with, and I'm relatively neutral on its impact.

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------
DAVID R. MANNHEIM IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) GLOBAL ASSET ALLOCATION FUND, MFS(R) MERIDIAN(SM) GLOBAL EQUITY FUND, MFS(R) GLOBAL GROWTH FUND, AND THE INTERNATIONAL SERIES, THE WORLD GROWTH SERIES, AND THE WORLD ASSET ALLOCATION SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER OF MFS GLOBAL EQUITY FUND IN 1992, AND SENIOR VICE PRESIDENT IN 1997. HE IS A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------
OBJECTIVE:                     SEEKS TO PROVIDE CAPITAL APPRECIATION BY
                               INVESTING PRIMARILY IN NON-U.S. STOCKS GROWING
                               AT RATES EXPECTED TO BE WELL ABOVE THE GROWTH
                               RATE OF THE OVERALL U.S. ECONOMY.

COMMENCEMENT OF
INVESTMENT OPERATIONS:         OCTOBER 24, 1995

CLASS INCEPTION: CLASS A OCTOBER 24, 1995 CLASS B OCTOBER 24, 1995 CLASS C JULY 1, 1996 CLASS I JANUARY 2, 1997

SIZE:                          $97.0 MILLION NET ASSETS AS OF NOVEMBER 30, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH NOVEMBER 30, 1998

CLASS A
                                               6 Months         1 Year        3 Years    10 Years/Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return                         -12.82%         -1.89%         +6.37%            +6.24%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                       --            -1.89%         +2.08%            +1.97%
---------------------------------------------------------------------------------------------------------
SEC Results                                       --            -6.55%         +0.44%            +0.38%
---------------------------------------------------------------------------------------------------------

CLASS B
                                               6 Months         1 Year        3 Years    10 Years/Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return                         -13.10%         -2.45%         +4.69%            +4.47%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                       --            -2.45%         +1.54%            +1.42%
---------------------------------------------------------------------------------------------------------
SEC Results                                       --            -6.30%         +0.56%            +0.47%
---------------------------------------------------------------------------------------------------------

CLASS C
                                               6 Months         1 Year        3 Years    10 Years/Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return                         -13.05%         -2.35%         +5.03%            +4.83%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                       --            -2.35%         +1.65%            +1.53%
---------------------------------------------------------------------------------------------------------
SEC Results                                       --            -3.31%         +1.65%            +1.53%
---------------------------------------------------------------------------------------------------------

* For the period from the commencement of the Fund's investment operations, October 24, 1995, through November 30, 1998.

CLASS I
                                               6 Months         1 Year        3 Years    10 Years/Life*
---------------------------------------------------------------------------------------------------------
Cumulative Total Return                         -12.63%         -1.41%         +7.37%            +7.22%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return                       --            -1.41%         +2.40%            +2.27%
---------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, October 24, 1995 through
  November 30, 1998.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC. These results represent the percentage change in net asset value.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1998

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                      16.8%
INDUSTRIAL GOODS & SERVICES             13.0%
CONSUMER STAPLES                        11.6%
UTILITIES & COMMUNICATIONS               8.3%
ENERGY                                   7.5%

TOP 10 STOCK HOLDINGS

BRITISH AEROSPACE PLC  5.1%            CANADIAN NATIONAL RAILWAY CO.  2.9%
British defense and aircraft company   Railway/transportation company

BENCKISER N.V.  3.8%                   LUCASVARITY PLC  2.8%
Dutch cleaning products manufacturer   British automotive component maker

SAAB AB  3.3%                          NEXT PLC  2.8%
Swedish aircraft manufacturer          British retailer

AKZO NOBEL N.V.  3.2%                  HENKEL KGAA  2.7%
Diversified Dutch chemical company     German consumer products company

GALILEO INTERNATIONAL, INC.  3.1%      ANGLO IRISH BANK CORP.  2.6%
U.S. airline reservation system        Irish bank

Portfolio information is as of November 30, 1998. The portfolio is actively managed, and current holdings may be different.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
NOVEMBER 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $90,197,565)       $  98,697,162
  Foreign currency, at value (identified cost, $686,724)           682,406
  Receivable for Fund shares sold                                  451,343
  Receivable for investments sold                                2,334,617
  Dividends receivable                                             269,843
  Deferred organization expenses                                     9,882
  Other assets                                                         752
                                                             -------------
      Total assets                                           $ 102,446,005
                                                             -------------
Liabilities:
  Payable to custodian                                       $   1,080,767
  Payable for Fund shares reacquired                             2,840,460
  Payable for investments purchased                              1,342,663
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                  25,443
  Payable to affiliates -
    Management fee                                                   7,914
    Shareholder servicing agent fee                                    913
    Distribution fee                                                48,817
  Accrued expenses and other liabilities                            84,555
                                                             -------------
      Total liabilities                                      $   5,431,532
                                                             -------------
Net assets                                                   $  97,014,473
                                                             =============
Net assets consist of:
  Paid-in capital                                            $  97,680,051
  Unrealized appreciation on investments of assets and
    liabilities in foreign currencies                            8,473,702
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions               (9,105,280)
  Accumulated net investment loss                                  (34,000)
                                                             -------------
      Total                                                  $  97,014,473
                                                             =============
Shares of beneficial interest outstanding                      6,281,639
                                                               =========
Class A shares:
  Net asset value per share
    (net assets of $45,029,461 / 2,903,987 shares of
     beneficial interest outstanding)                           $15.51
                                                                ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                 $16.28
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $48,012,750 / 3,118,461 shares of
     beneficial interest outstanding)                           $15.40
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,859,436 / 251,943 shares of
     beneficial interest outstanding)                           $15.32
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $112,826 / 7,248 shares of
    beneficial interest outstanding)                            $15.57
                                                                ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 1998
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                                   $    981,892
    Interest                                                                         118,536
    Foreign taxes withheld                                                           (97,680)
                                                                                ------------
      Total investment income                                                   $  1,002,748
                                                                                ------------
  Expenses -
    Management fee                                                              $    497,255
    Trustees' compensation                                                            11,118
    Shareholder servicing agent fee                                                   57,376
    Distribution and service fee (Class A)                                           118,988
    Distribution and service fee (Class B)                                           252,666
    Distribution and service fee (Class C)                                            18,827
    Administrative fee                                                                 6,479
    Custodian fee                                                                     57,560
    Printing                                                                          23,813
    Postage                                                                           16,660
    Auditing fees                                                                      7,137
    Amortization of organization expenses                                              2,606
    Miscellaneous                                                                     92,505
                                                                                ------------
      Total expenses                                                            $  1,162,990
    Fees paid indirectly                                                             (10,021)
                                                                                ------------
      Net expenses                                                              $  1,152,969
                                                                                ------------
        Net investment loss                                                     $   (150,221)
                                                                                ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                     $(10,986,308)
    Foreign currency transactions                                                   (268,797)
                                                                                ------------
      Net realized loss on investments and foreign currency transactions        $(11,255,105)
                                                                                ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                 $ (3,114,311)
    Translation of assets and liabilities in foreign currencies                      163,285
                                                                                ------------
      Net unrealized loss on investments and foreign currency translation       $ (2,951,026)
                                                                                ------------
        Net realized and unrealized loss on investments and foreign
        currency                                                                $(14,206,131)
                                                                                ------------
          Decrease in net assets from operations                                $(14,356,352)
                                                                                ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED              YEAR ENDED
                                                             NOVEMBER 30, 1998            MAY 31, 1998
                                                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $    (150,221)        $    (416,638)
  Net realized gain (loss) on investments and foreign
    currency transactions                                           (11,255,105)            10,004,897
  Net unrealized loss on investments and foreign currency
    translation                                                      (2,951,026)            (2,250,480)
                                                                  -------------         --------------
      Increase (decrease) in net assets from operations           $ (14,356,352)        $   7,337,779
                                                                  -------------         --------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $      --             $     (716,456)
  From net investment income (Class B)                                   --                   (488,346)
  From net investment income (Class C)                                   --                    (29,115)
  From net investment income (Class I)                                   --                     (1,598)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                               --                   (220,153)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                               --                   (246,213)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                               --                    (12,170)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                               --                       (353)
                                                                  -------------         --------------
      Total distributions declared to shareholders                $      --             $   (1,714,404)
                                                                  -------------         --------------
Net decrease in net assets from Fund share transactions           $  (4,877,607)        $  (11,624,844)
                                                                  -------------         --------------
      Total decrease in net assets                                $ (19,233,959)        $  (6,001,469)
Net assets:
  At beginning of period                                            116,248,432            122,249,901
                                                                  -------------         --------------
At end of period (including accumulated net investment loss
  of $34,000 and accumulated undistributed net investment
  income of $116,221, respectively)                               $  97,014,473         $  116,248,432
                                                                  =============         ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED MAY 31,
                                                         SIX MONTHS ENDED      --------------------------------------------
                                                        NOVEMBER 30, 1998       1998              1997              1996*
                                                          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $17.78            $16.90             $16.71             $15.00
                                                             ------            ------             ------             ------
Income (loss) from investment operations# -
  Net investment income (loss)                               $ --              $(0.01)            $ 0.02             $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions             (2.27)             1.18               0.32               1.69
                                                             ------            ------             ------             ------
    Total from investment operations                         $(2.27)           $ 1.17             $ 0.34             $ 1.72
                                                             ------            ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                                 $ --              $(0.22)            $ --               $(0.01)
  From net realized gain on investments and foreign
    currency transactions                                      --               (0.07)             (0.15)              --
                                                             ------            ------             ------             ------
    Total distributions declared to shareholders             $ --              $(0.29)            $(0.15)            $(0.01)
                                                             ------            ------             ------             ------
Net asset value - end of period                              $15.51            $17.78             $16.90             $16.71
                                                             ======            ======             ======             ======
Total return(+)                                            (12.82)%++           7.08%              2.13%             11.43%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  1.95%+            2.01%              1.99%              2.24%+
  Net investment income (loss)                              (0.04)%+          (0.08)%              0.13%              0.24%+
Portfolio turnover                                              54%              225%                53%                11%
Net assets at end of period (000 omitted)                   $45,029           $53,659            $56,810            $41,483
*   For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED MAY 31,
                                                       SIX MONTHS ENDED        --------------------------------------------
                                                      NOVEMBER 30, 1998         1998               1997              1996*
                                                          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                            CLASS B
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $17.71            $16.82             $16.66             $15.00
                                                             ------            ------             ------             ------
Income (loss) from investment operations# -
  Net investment loss                                        $(0.04)           $(0.10)            $(0.07)            $(0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions             (2.27)             1.19               0.31               1.69
                                                             ------            ------             ------             ------
    Total from investment operations                         $(2.31)           $ 1.09             $ 0.24             $ 1.66
                                                             ------            ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                                 $ --              $(0.13)            $ --               $ --
  From net realized gain on investments and foreign
    currency transactions
                                                               --               (0.07)             (0.08)              --
                                                             ------            ------             ------             ------
    Total distributions declared to shareholders             $ --              $(0.20)            $(0.08)            $ --
                                                             ------            ------             ------             ------
Net asset value - end of period                              $15.40            $17.71             $16.82             $16.66
                                                             ======            ======             ======             ======
Total return                                               (13.10)%++           6.59%              1.56%             11.07%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  2.44%+            2.51%              2.53%              2.85%+
  Net investment loss                                       (0.51)%+          (0.57)%            (0.42)%            (0.31)%+
Portfolio turnover                                              54%              225%                53%                11%
Net assets at end of period (000 omitted)                 $  48,013         $  59,055          $  62,958          $  43,264
*   For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED            YEAR ENDED              PERIOD ENDED
                                                   NOVEMBER 30, 1998          MAY 31, 1998            MAY 31, 1997**
                                                      (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $17.62                  $16.76                    $16.83
                                                         ------                  ------                    ------
Income (loss) from investment operations# -
  Net investment loss                                    $(0.04)                 $(0.10)                   $(0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions
                                                          (2.26)                   1.19                      0.15
                                                         ------                  ------                    ------
    Total from investment operations                     $(2.30)                 $ 1.09                    $ 0.11
                                                         ------                  ------                    ------
Less distributions declared to shareholders -
  From net investment income                             $ --                    $(0.16)                   $ --
  From net realized gain on investments and
    foreign currency transactions
                                                           --                     (0.07)                    (0.18)
                                                         ------                  ------                    ------
    Total distributions declared to
      shareholders                                       $ --                    $(0.23)                   $(0.18)
                                                         ------                  ------                    ------
Net asset value - end of period                          $15.32                  $17.62                    $16.76
                                                         ======                  ======                    ======
Total return                                           (13.05)%++                 6.62%                     0.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              2.44%+                  2.52%                     2.50%+
  Net investment loss                                   (0.56)%+                (0.56)%                   (0.27)%+
Portfolio turnover                                          54%                    225%                       53%
Net assets at end of period (000 omitted)                $3,859                  $3,380                    $2,397
**  For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED           YEAR ENDED             PERIOD ENDED
                                                  NOVEMBER 30, 1998          MAY 31, 1998           MAY 31, 1997***
                                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
                                                       CLASS I
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $17.81                  $16.94                    $15.90
                                                        ------                  ------                    ------
Income (loss) from investment operations# -
  Net investment income                                 $ 0.04                  $ 0.10                    $ 0.11
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions        (2.28)                   1.15                      0.93
                                                        ------                  ------                    ------
    Total from investment operations                    $(2.24)                 $ 1.25                    $ 1.04
                                                        ------                  ------                    ------
Less distributions declared to shareholders -
  From net investment income                            $ --                    $(0.31)                   $ --
  From net realized gain on investments and
    foreign currency transactions
                                                          --                     (0.07)                     --
                                                        ------                  ------                    ------
    Total distributions declared to shareholders        $ --                    $(0.38)                   $ --
                                                        ------                  ------                    ------
Net asset value - end of period                         $15.57                  $17.81                    $16.94
                                                        ======                  ======                    ======
Total return#                                         (12.63)%++                 7.65%                     6.54%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.44%+                  1.52%                     1.52%+
  Net investment income                                  0.46%+                  0.59%                     1.40%+
Portfolio turnover                                         54%                    225%                       53%
Net assets at end of period (000 omitted)                 $113                    $155                       $84
*** For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Growth Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.975% of the Fund's average daily net assets up to $500 million, after which the rate is reduced to 0.925%. The advisory agreement permits the adviser to engage one or more sub-advisers; and through November 30, 1998, the adviser engaged Foreign & Colonial Management Ltd. ("FCM") and its subsidiary Foreign & Colonial Emerging Markets Ltd. ("FCEM"), each an England and Wales Company, to manage the assets of the Fund invested in foreign emerging market securities. Effective December 1, 1998, MFS assumed all portfolio management responsibilities for emerging market securities from FCM and FCEM for the Fund, and the sub-investment advisory agreements pursuant to which FCM and FCEM provided their services were terminated.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,712 for the six months ended November 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $13,806 for the six months ended November 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,361 for the six months ended November 30, 1998. Fees incurred under the distribution plan during the six months ended November 30, 1998, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $130 and $3 for Class B and Class C shares, respectively, for the six months ended November 30, 1998. Fees incurred under the distribution plan during the six months ended November 30, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 1998, were $93, $74,414, and $369 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $52,995,203 and $54,773,855, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $90,197,565
                                                                  -----------
Gross unrealized appreciation                                     $11,681,732
Gross unrealized depreciation                                      (3,182,135)
                                                                  -----------
    Net unrealized appreciation                                   $ 8,499,597
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                  SIX MONTHS ENDED NOVEMBER 30, 1998             YEAR ENDED MAY 31, 1998
----------------------------------------------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             5,314,831      $  80,960,723        3,732,480      $  64,834,019
Shares issued to shareholders in
  reinvestment of distributions                 4                 68           53,340            858,950
Shares reacquired                      (5,428,684)       (83,467,017)      (4,129,138)       (71,589,658)
                                       ----------      -------------       ----------      -------------
    Net decrease                         (113,849)     $  (2,506,226)        (343,318)     $  (5,896,689)
                                       ==========      =============       ==========      =============

Class B Shares
                                  SIX MONTHS ENDED NOVEMBER 30, 1998             YEAR ENDED MAY 31, 1998
----------------------------------------------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               724,448      $  11,151,823        3,351,436      $  58,282,264
Shares issued to shareholders in
  reinvestment of distributions          --                --                  38,717            607,265
Shares reacquired                        (940,890)       (14,432,592)      (3,797,245)       (65,584,251)
                                       ----------      -------------       ----------      -------------
    Net decrease                         (216,442)     $  (3,280,769)        (407,092)     $  (6,694,722)
                                       ==========      =============       ==========      =============

Class C Shares
                                  SIX MONTHS ENDED NOVEMBER 30, 1998             YEAR ENDED MAY 31, 1998
----------------------------------------------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                               701,641      $  10,420,307          302,639      $   5,329,313
Shares issued to shareholders in
  reinvestment of distributions          --                --                   2,438             38,030
Shares reacquired                        (641,592)        (9,482,537)        (256,177)        (4,467,910)
                                       ----------      -------------       ----------      -------------
    Net increase                           60,049      $     937,770           48,900      $     899,433
                                       ==========      =============       ==========      =============

Class I Shares
                                  SIX MONTHS ENDED NOVEMBER 30, 1998             YEAR ENDED MAY 31, 1998
----------------------------------------------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                   930      $      13,835            3,787      $      68,751
Shares issued to shareholders in
  reinvestment of distributions          --                --                     124              1,949
Shares reacquired                          (2,366)           (42,217)            (208)            (3,566)
                                       ----------      -------------       ----------      -------------
    Net increase (decrease)                (1,436)     $     (28,382)           3,703      $      67,134
                                       ==========      =============       ==========      =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended November 30, 1998, was $469.

The Fund and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $25,443 with Merrill Lynch at November 30, 1998.

At November 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

TRUSTEES                                  SECRETARY
Richard B. Bailey* - Private Investor;    Stephen E. Cavan*
Former Chairman and Director (until
1991), MFS Investment Management          ASSISTANT SECRETARY
                                          James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
J. Atwood Ives - Chairman and Chief       CUSTODIAN
Executive Officer, Eastern Enterprises    State Street Bank and Trust Company
(diversified services company)
                                          INVESTOR INFORMATION
Lawrence T. Perera - Partner, Hemenway    For MFS stock and bond market
& Barnes (attorneys)                      outlooks, call toll free:
                                          1-800-637-4458 anytime from a
William J. Poorvu - Adjunct Professor,    touch-tone telephone.
Harvard University Graduate School of
Business Administration                   For information on MFS mutual funds,
                                          call your financial adviser or, for an
Charles W. Schmidt - Private Investor     information kit, call toll free:
                                          1-800-637-2929 any business day from 9
Arnold D. Scott* - Senior Executive       a.m. to 5 p.m. Eastern time (or leave
Vice President, Director, and             a message anytime).
Secretary, MFS Investment Management
                                          INVESTOR SERVICE
Jeffrey L. Shames* - Chairman, Chief      MFS Service Center, Inc.
Executive Officer, and Director, MFS      P.O. Box 2281
Investment Management                     Boston, MA 02107-9906

Elaine R. Smith - Independent             For general information, call toll
Consultant                                free: 1-800-225-2606 any business day
                                          from 8 a.m. to 8 p.m. Eastern time.
David B. Stone - Chairman and
Director, North American Management       For service to speech- or
Corp. (investment advisers)               hearing-impaired, call toll free:
                                          1-800-637-6576 any business day from 9
INVESTMENT ADVISER                        a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company  this service, your phone must be
500 Boylston Street                       equipped with a Telecommunications
Boston, MA 02116-3741                     Device for the Deaf.)

DISTRIBUTOR                               For share prices, account balances,
MFS Fund Distributors, Inc.               and exchanges, call toll free:
500 Boylston Street                       1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                     anytime from a touch-tone telephone.

PORTFOLIO MANAGER                         WORLD WIDE WEB
David R. Mannheim*                        www.mfs.com

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

                                                                ----------------
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                                                                       Paid
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